Subsequent Events	3 Months Ended
Mar. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 14 – Subsequent Events

The Company has evaluated all events that occurred after the balance sheet date through the date when the financial statements were available to be issued to determine if they must be reported. The Management of the Company determined that there were certain reportable subsequent events to be disclosed as followed:

(A)	On April 3, 2013, the Board of Directors of STL Marketing, also acting as the Board of Versant Corporation, transferred all the shares of Energia Renovable Versant SRL, the holding company in Costa Rica that holds 100% of VTRES Bache SRL, the Company that would be signing the proposed power purchase agreement, from Versant Corporation to STL Marketing Group Inc. This did not result in any change in control and there was no consideration for the transfer.